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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                  FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                        NATURAL NUTRITION GROUP, INC.
           ------------------------------------------------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



               DELAWARE                                        36-4042454
               --------                                        ----------
(STATE OF INCORPORATION OR ORGANIZATION)                    (I.R.S. EMPLOYER
                                                           IDENTIFICATION NO.)



135 S. LASALLE STREET, SUITE 1134, CHICAGO, ILLINOIS               60603
-------------------------------------------------------------------------------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

If this form relates to the               If this form relates to the
registration of a class of securities     registration of a class of securities
pursuant to Section 12(b) of the          pursuant to Section 12(g) of the
Exchange Act and is effective             Exchange Act and is effective
pursuant to General Instruction A.(c),    pursuant to General Instruction A.(d),
check the following box. [ ]              check the following box. [X]


         SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH
                        THIS FORM RELATES: 333-53501
                                       (IF APPLICABLE)

      SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

                                    None

      SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                        Common Stock, $.001 par value


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Item 1.   Description of Registrant's Securities to be Registered.
          --------------------------------------------------------

     The description of the Common Stock, $.001 par value per share, of the Registrant to be registered that is contained in the "Description of Capital Stock" section of the Registrant's Registration Statement on Form S-1, File No. 333-53501, filed with the Securities and Exchange Commission on May 22, 1998 as amended from time to time (the "Registration Statement"), is hereby incorporated herein by reference. Any form of prospectus that constitutes part of the Registration Statement and is filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, shall be deemed incorporated herein by reference.

Item 2.   Exhibits.
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

Exhibit
Number    Description of Document
-------   -----------------------
1         Specimen stock certificate representing Common Stock, incorporated herein by reference to Exhibit 4.1 to be filed with an amendment to the Registration Statement.

2         Form of Amended and Restated Certificate of Incorporation of the
          Registrant, incorporated herein by reference to Exhibit 3.1 filed with the Registration Statement.

3 Form of Amended and Restated By-laws of the Registrant, incorporated herein by reference to Exhibit 3.2 filed with the Registration
          Statement.


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                                  SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                   NATURAL NUTRITION GROUP, INC.
                                   (Registrant)


Dated: June 11, 1998               By:  /s/ William R. Voss
                                        -------------------------------------
                                        William R. Voss
                                        President and Chief Executive Officer